Exhibit 99.2

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Lakeport
Middletown
Kelseyville
Lincoln
Rocklin
Roseville
Granite Bay
Natomas
Sacramento
Folsom
Elk Grove
Valley Springs
Sutter Creek
Antioch
Lodi
San Francisco
Copperopolis
Modesto
Turlock
Monterey
Reno
Lake Tahoe
Auburn
Pollock Pines
Placerville
Cameron Park
El Dorado Hills
San Andreas
Arnold
Sonora
Twain Harte
Columbia
Angels Camp
Jamestown
5
99
80
50

NASD: "WSBA"

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Assets
($ in millions)
Internal Asset Growth $515
Acquired Assets $539
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
ORGANIC 5 yr. CGR 21.2%
$475
$511
$678
$1,035
$1,180
2000
2001
2002
2003
Q3 2004

NASD: "WSBA"

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Loans/Deposits
($ in millions)
ORGANIC 5 YR. CGR
26.6% Loans & 20.3% Deposits
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$329
$434
$388
$449
$539
$589
$822
$873
$926
$1,007
2000
2001
2002
2003
Q3 2004

NASD: "WSBA"

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Non Performing / Avg Assets
0.60%
0.45%
0.30%
0.15%
0.00%
0.24%
0.52%
0.17%
0.15%
0.05%
2000
2001
2002
2003
Q3 2004

NASD: "WSBA"

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Efficiency Ratio vs. Net Interest Margin
(Without Merger Costs) (Fully Tax Equivalent)
Efficiency Ratio
Net Interest Margin
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
5.40%
5.30%
5.20%
5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
5.14%
5.02%
5.34%
5.16%
5.17%
69.61%
63.24%
61.07%
56.51%
55.20%
2000
2001
2002
2003
YTD Q3 04

NASD: "WSBA"

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Diluted Earnings per Share
EPS ($)
0.55
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04

* Excludes Merger and one-time REIT charge.

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Net Income (GAAP) to Earnings Per Share
(no merger costs)
Earnings Per Share
Net Income (GAAP)
5 yr. CGR 24.8%
$2.10
$1.60
$1.10
$0.60
$0.10
-$0.40
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
-$1,000
$0.76
$0.89
$1.26
$1.45
$1.90
$3,884
$5,436
$8,004
$9,948
$15,000
2000
2001
2002
2003
2004 Est

NASD: "WSBA"

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Contact Information:

Gary D. Gall
President / CEO
Phone (530) 677-5694
Email: ggall@wsnb.com

Anthony J. Gould
Chief Financial Officer
Phone (530) 698-2234
Email: agould@wsnb.com

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[LOGO]

Sandler O’Neill 2004 Financial Services Conference

November 11, 2004
Palm Beach Gardens, Florida

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of WSBA. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause results to differ include risks that are outlined in detail in the Company’s SEC filings.  Please refer to WSBA’s periodic reports that are filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2003 and our quarterly report on Form 10-Q for the most recent fiscal quarter.

NASD: “WSBA”

[GRAPHIC]

Assets

($ in millions)

Internal Asset Growth	$515
Acquired Assets	$539

[CHART]

Loans/Deposits

($ in millions)

[CHART]

Non Performing / Avg Assets

[CHART]

Efficiency Ratio vs. Net Interest Margin

(Without Merger Costs)	(Fully Tax Equivalent)

[CHART]

Diluted Earnings per Share

[CHART]

* Excludes Merger and one-time REIT charge.

Net Income (GAAP) to Earnings Per Share

(no merger costs)

[CHART]

[GRAPHIC]	[GRAPHIC]

[GRAPHIC]	[GRAPHIC]

FOCUS

Asset Quality

• Organic Growth / De Novo Branching

• Consistent EPS Growth

• Mergers & Acquisitions

NASDAQ: “WSBA”

Contact Information:

Gary D. Gall	Anthony J. Gould
President / CEO	Chief Financial Officer
Phone (530) 677-5694	Phone (530) 698-2234
Email: ggall@wsnb.com	Email: agould@wsnb.com